EXHIBIT 24.2

                                MNA FINANCE CORP.

                                POWER OF ATTORNEY

                                  JUNE 2, 2006

      The undersigned (each a "GRANTOR") each as indicated below (1) constitutes and appoints J. William Holden III and Thomas Legro each as the Grantor's true and lawful attorney-in-fact and agent with full power of substitution for the Grantor in the Grantor's name, place, and stead, in any and all capacities, to sign, for and on behalf of each corporation listed below, the Registration Statement on Form S-4 with respect to debt securities issued by Mirant North America, LLC and MNA Finance Corp. and any and all amendments thereto (including post-effective amendments), including any Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, (2) grants to the attorneys-in-fact and agents full power and authority to do and perform each and every act and thing required and necessary to be done as fully as the Grantor might have done in person, and (3) ratifies and confirms all that the attorneys-in-fact and agents or permitted substitutes may lawfully have done or caused to be done. The Grantor also authenticates, acknowledges, and adopts each typed, printed, duplicated, and facsimile signature of the Grantor appearing in any capacity in any and all Registration Statements referred to in the preceding sentence.

                            [Signatures on Next Page]

/s/ Robert E. Driscoll
-------------------------------------
ROBERT E. DRISCOLL
President and Chief Executive Officer

/s/ Robert M. Edgell
-------------------------------------
ROBERT M. EDGELL
Chairman

/s/ Thomas Legro
-------------------------------------
THOMAS LEGRO
Senior Vice President, Controller

/s/ J. William Holden III
-------------------------------------
J. WILLIAM HOLDEN III
Senior Vice President, Chief Financial
Officer and Treasurer

/s/ James V. Iaco
-------------------------------------
JAMES V. IACO
Director

/s/ Edward R. Muller
-------------------------------------
EDWARD R. MULLER
Director


Signature Page to MNA Finance Corp. Power of Attorney